Lehman Brothers Energy/Power Conference

C. John Wilder

Executive Vice President and

Chief Financial Officer

September 3, 2003

Entergy

Safe Harbor and Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

This presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. These non-GAAP measures differ from GAAP in that they are calculated using operational net income, which excludes the impact of special items. Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations. A reconciliation of operational earnings per share to the most directly comparable GAAP measure, as reported earnings per share, can be found in Entergy's investor earnings releases for 1998 through second quarter 2003. Entergy's investor earnings releases are posted on our website at www.entergy.com/investor.

Entergy – Delivering Value Through Performance

- Flexible strategy based on analytically derived point of view, supported by strong asset base
- Track record of delivering industry-leading financial results
- Decisive, disciplined management approach stressing capital productivity and risk management
- Proven ability to achieve operational excellence
- Balanced goals for the future focused on providing top-quartile total shareholder return
  - Average annual earnings growth of 8-10% near-term; 5-6% long-term
  - Consistent dividend growth
  - Investment-grade credit rating resulting from strong balance sheet and ample liquidity

Fall Conference Schedule


Entergy
Chapter 1:
Strategy, Financial Performance, and Balanced Aspirations

Chapter 1:	**Strategy, Financial Performance, and Balanced Aspirations**	**Sept. 3**
Chapter 2:	**Management Process & Discipline, POVs, and Operational Excellence**	**Sept. 17**
Chapter 3:	**Quarterly Update – 3rd Quarter 2003**	**Oct. 23**
Conclusion:	**Bringing It All Together**	**Oct. 28**

Discussion Outline

Business Profile and Strategy	Financial Performance	Balanced Aspirations for the Future
Strategic execution offers competitive advantage	*Industry leading financial results*	*Near-term projections support long-term goals*

Execution Is at the Core of Entergy's Strategy


Capabilities

What We Leverage

- Core energy commodity knowledge
- Energy infrastructure operations skills
- Regulatory design and solutions
- Complex transactional skills

Execution Is at the Core of Entergy's Strategy


Leadership
Capabilities

Who We Are	• Experienced industry management • Passionately driven to succeed • Attentive to balancing interests
What We Leverage	• Core energy commodity knowledge • Energy infrastructure operations skills • Regulatory design and solutions • Complex transactional skills

Execution Is at the Core of Entergy's Strategy



Portfolio of Business Models
Leadership
Capabilities

How We Compete

- **Integrated utility: delivering reliable electricity**
- **Nuclear: producing at high productivity levels**
- **EK: providing leading risk products/services**

Who We Are

- Experienced industry management
- Passionately driven to succeed
- Attentive to balancing interests

What We Leverage

- Core energy commodity knowledge
- Energy infrastructure operations skills
- Regulatory design and solutions
- Complex transactional skills

Execution Is at the Core of Entergy's Strategy


Strategic Themes
Portfolio of Business Models
Leadership
Capabilities

What We Believe Creates Value

- Creative regulatory solutions
- High operating productivity
- POV-based portfolio decisions

How We Compete

- Integrated utility: delivering reliable electricity
- Nuclear: producing at high productivity levels
- EK: providing leading risk products/services

Who We Are

- Experienced industry management
- Passionately driven to succeed
- Attentive to balancing interests

What We Leverage

- Core energy commodity knowledge
- Energy infrastructure operations skills
- Regulatory design and solutions
- Complex transactional skills

Execution Is at the Core of Entergy's Strategy


Financial Aspirations
Strategic Themes
Portfolio of Business Models
Leadership
Capabilities

What We Want

- Top quartile total shareholder return
- Average annual earnings growth of 8-10% near-term; 5-6% long-term
- Improved business position – A credit rating
- 10% long-term return on invested capital
- Consistent annual dividend increases

What We Believe Creates Value

- Creative regulatory solutions
- High operating productivity
- POV-based portfolio decisions

How We Compete

- Integrated utility: delivering reliable electricity
- Nuclear: producing at high productivity levels
- EK: providing leading risk products/services

Who We Are

- Experienced industry management
- Passionately driven to succeed
- Attentive to balancing interests

What We Leverage

- Core energy commodity knowledge
- Energy infrastructure operations skills
- Regulatory design and solutions
- Complex transactional skills

Strategy is Supported By Entergy's Strong, Diversified Asset Base


Entergy Nuclear Northeast
▲5 non-utility plants
• 4 GW generating capacity
Entergy-Koch Trading Europe
★London Headquarters
• Members of Amsterdam Power Exchange, Leipzig Power Exchange, Nordpool and International Petroleum Exchange
Domestic Utility
•2.6 million customers
•4 contiguous states
•5 regulatory jurisdictions
•22 GW generating capacity
•15,502 miles transmission
Energy Commodity Services
★Entergy-Koch, LP - Houston Headquarters
Approximately 8,000 miles of gas pipeline
68 BCF gas storage
• Leading energy trader
Power and gas assets under management
Non-nuclear wholesale assets

Utility Strategy Emphasizes Customer Service, Reliability and Regulatory Relationships

How Do We Compete?

Customers	?All classes – residential to industrial
Products/ Services	?Electricity/gas distribution
Competitors	?None
Growth Potential	?Productivity improvements ?Investments in rate base ?ROE enhancements/ incentives

Where Do We Compete?



Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Gulf States
Entergy New Orleans

Competitive Advantages	?Generation performance	?Top decile/quartile cost performance in fossil/nuclear
	?System reliability	?40%+ improvements in outage performance
	?Customer service	?65-75% improvements in call center response
	?Regulatory relationship management	?Successful rate proceedings in multiple jurisdictions

Operational Excellence Is at the Heart of Entergy Nuclear's Strategy

How Do We Compete?

Customers	?Utilities ?Single unit operators ?Nuclear plant owners
Products/ Services	?Generation ?Decommissioning/license renewal services
Competitors	?3-5 U.S. nuclear operators
Growth Potential	?Productivity improvements ?Acquisitions ?Operating contracts/leases

Where Do We Compete?



FitzPatrick
Vermont Yankee
Indian Point 2 & 3
Pilgrim

Competitive Advantages	?Transaction/execution skills	?First and most acquisitions closed
	?Operational excellence	?Refueling and operating performance exceed industry average
	?Economies of scale	?Regional concentration leverages integrated teamwork
	?Management team strength	?Senior team with nearly 200 years of nuclear operating experience

Gulf South Pipeline's Strategy Is Based on Sustainable Productivity Improvements

How Do We Compete?

Customers	• Local distribution companies • Industrials/power plants/pipelines	
Products/ Services	• Gas transportation/storage	
Competitors	• Intrastate/interstate pipelines • Gulf Coast storage operators	
Growth Potential	• Productivity improvements • "Niche" pipeline expansions • Additional storage	
Competitive Advantages	• Operational excellence	? Technology investments leading to improved capacity management and compliance
	• Strategic location	? Major multi-regional interconnections
	• Interconnection with key U.S. pipelines	? Storage expansion of 4 bcf working capacity in fourth quarter 2003

Where Do We Compete?



Gulf of Mexico
GULF SOUTH

Entergy-Koch Trading's Strategy Is Well Integrated Across Commodities and Markets

How Do We Compete?

Customers	? Utilities, LDCs, producers and industrials
Products/ Services	? Electricity/ gas/ weather products ? Asset management/financial optimization services ? POV trading
Competitors	? ~5 major banks ? 2-3 trading companies with investment grade credit ratings
Growth Potential	? Market share - fewer competitors ? New products ? N.A. and European expansion
Competitive Advantages	? A/A3 credit ratings → ? Only A credit without parent guarantee ? Analytical expertise → ? Asymmetrical trading driven by analyses and transactional capabilities ? Customer relationships → ? Capacity to package physical and financial products ? Product innovation → ? Leader in development of weather derivatives ? Risk control and compliance → ? Two-thirds of resources dedicated to mid and back-office activities

Where Do We Compete?



Discussion Outline

Business Profile and Strategy

Strategic execution offers competitive advantage

Financial Performance

Industry leading financial results

Balanced Aspirations for the Future

Near-term projections support long-term goals

Entergy Significantly Outperformed Its Peers and the Broader Market

ETR Total Shareholder Return
5/28/98-8/15/03, %



175
150
125
100
75
50
25
0
-25
-50
168%
ETR
S&P Electrics
S&P 500
2Q 98
4Q 98
3Q 99
2Q 00
1Q 01
4Q 01
3Q 02
2Q 03

Total Shareholder Return vs. S&P Electrics
5/28/98-8/15/03, %



200
150
100
50
0
-50
-100
ETR
Median

Source: Bloomberg

Shareholders Rewarded with Tax-Efficient Distributions

Cash Distributions to Shareholders
Cumulative $B; 98-03E



2.8
Buyback
2.5
2.0
1.7
0.9
0.4
Dividends
98
99
00
01
02
03E
Dividend Increase*
5%
5%
6%
29%

Effective annual increase based on 12/1 change

Cash Distributions to Shareholders
Cumulative % of 98-02 Earnings



Buyback 28%
Dividends 45%

Distributed $2.5 B in Cash to Shareholders—Equivalent to 75% of Earnings

Strong Earnings Growth Was Achieved

ETR Operational Earnings Per Share
12 Months Ended 2Q98-2Q03, $


4.50
4.00
3.50
3.00
2.50
2.00
1.50
93%
2Q98
2Q99
2Q00
2Q01
2Q02
2Q03

Earnings Per Share Growth vs. S&P Electrics*
12 Months Ended 2Q98-1Q03, %


300
200
100
0
-100
-200
-300
Median
ETR

**Source: Compustat; excludes AYE*

Competitor data excludes after-tax "special items" per Computstat; Entergy data excludes the impact of special items as shown in Entergy Earnings Releases

Utility Contributed to Enhanced Performance…

Estimated Rate Base
98-02; $B


8%
10.7
10.6
11.1
11.3
11.4
98
99
00
01
02

Operational Return on Equity*
98-02; %


4%*
10.7
11.1
10.7
10.5
11.1
98
99
00
01
02

Operational Earnings - Utility*
98-02; $/share


25%*
2.06
2.17
2.33
2.47
2.57
98
99
00
01
02

*Excludes the impact of special items as shown in Entergy Earnings Releases and weather

...And Nuclear Productivity Made an Impact

Capacity Factor and Capacity
1Q01 – 2Q03; % (Capacity Factor, refueling outages denoted with *), MW



%
MW
100
80
60
40
20
0
4,500
4,000
3,500
3,000
2,500
2,000
Capacity Factor
MW in Operation
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

Operational Earnings Per Share – Entergy Nuclear*
1Q01 – 2Q03; $/share



0.13
0.15
0.16
0.13
0.18
0.24
0.32
0.15
0.16
0.19
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

**Excludes the impact of special items as shown in Entergy Earnings Releases*

Entergy-Koch Contributed Across Up, Down and Flat Markets

Gas and Electricity Prices
4Q00 – 2Q03; $/mmbtu (Gas), $/MWh (Power)


$/mmbtu
$/MWh
12
10
8
6
4
2
0
120
100
80
60
40
20
0
Henry Hub Spot Gas Price
Entergy Spot Electricity Price
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

Operational Earnings Per Share – Entergy-Koch, LP
1Q01 – 2Q03; $/share


0.08
0.2
0.16
0.04
0.22
0.06
0.15
0.15
0.41
0.22
Gulf South Pipeline
Entergy-Koch Trading
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

Net Margin More Than Doubled

ETR Operational Net Margin*
12 Months Ended 2Q98-2Q03; %



12
9
6
3
0
109%
2Q98
2Q99
2Q00
2Q01
2Q02
2Q03

Operational Net Margin Improvement vs. S&P Electrics*
12 Months Ended 1Q03; %



300
200
100
0
-100
-200
-300
-400
ETR
Median

**Source: Compustat; excludes AYE*

Competitor data excludes after-tax "special items" per Compustat; Entergy data excludes the impact of special items as shown in Entergy Earnings Releases

Returns On Invested Capital Increased

ETR Return on Invested Capital
12 Months Ended 2Q98-2Q03, %



27%
9
8
7
6
5
4
2Q98
2Q99
2Q00
2Q01
2Q02
2Q03

Return on Invested Capital Improvement vs. S&P Electrics*
12 Months Ended 2Q98-1Q03, %



100
50
0
-50
-100
-150
-200
ETR
Median

**Source: Compustat; excludes AYE*
Competitor data excludes after-tax "special items" per Compustat; Entergy data excludes the impact of special items as shown in Entergy Earnings Releases

The Balance Sheet Was Strengthened

ETR Net Debt to Net Capital
12 Months Ended 2Q98-2Q03, %



60
55
50
45
40
35
30
-15%
2Q98 2Q99 2Q00 2Q01 2Q02 2Q03

Net Debt to Net Capital Improvement vs. S&P Electrics*
12 Months Ended 2Q98-1Q03, %



60
50
40
30
20
10
0
-10
-20
Median
ETR

* *Source: Compustat; excludes AYE*

40% of the $9 Billion Debt Portfolio Was Restructured

Outstanding Debt Securities by Issue*
3Q02 (left) vs. 2Q03 (right)


Coupon
%
10
8
6
4
2
00
05
10
15
20
25
30
35
Year of Maturity
Targeted redemptions
No Change
Coupon
%
10
8
6
4
2
00
05
10
15
20
25
30
35
Year of Maturity
No Change
Newly Issued

**Relative size indicates amount*

Portfolio Life and Associated Expense Position Were Vastly Improved

Comparative Debt Life and Interest Expense
3Q02 vs. 2Q03



Before Restructuring
After Restructuring
9.5
13.0
Average remaining life of bond securities in portfolio (years)
37%
0.5
0.4
04E Interest Expense ($B)*
-20%

**Reflects estimated Utility interest expense decrease*

Discussion Outline

Business Profile and Strategy

Strategic execution offers competitive advantage

Financial Performance

Industry leading financial results

Balanced Aspirations for the Future

Near-term projections support long-term goals

Entergy's Goals Emphasize Operational Results, Financial Flexibility and Returns

Goals	*Near-Term*	*Long-Term*
Operating Performance	• Deliver average annual earnings growth of 8-10% • Improve net margin • Achieve $145M in cost savings	• Deliver average annual earnings growth of 5-6% • Maintain top quartile net margin • Maintain top quartile cost position
Financial Flexibility	• Maintain or improve 45-50% net debt to net capital ratio • Maintain or improve 4x or better interest coverage	• Further improve credit metrics and business position • Achieve an A credit rating
Investment Returns	• Achieve 9% return on invested capital • Reinvest at high rate of return	• Achieve 10% return on invested capital • Annually increase the dividend • Deliver top quartile total shareholder return

Earnings Will Continue to Grow



Operational Earnings Per Share*
98-04E
8%
From 03 Guidance Excluding Disproportionate Sharing
Earnings From Disproportionate Sharing
$2.22
$2.17
$3.12
$3.23
$3.81
$3.60
$4.15
$3.88
$4.20
98
99
00
01
02
03E*
04E*

* *Based on midpoint of earnings guidance; Excludes the impact of special items as shown in Entergy Earnings Releases*

Top-Line Growth Supports Long-Term Earnings Aspirations

Sources of Revenue Growth*
04-05E

Domestic Utility

- General sales growth of 1 – 2%
- Rate increases and incentives
- Generation supply plan



Sales Growth
Rates & Incentives
Supply Plan
2-3%
2-3%
04E
05E

Entergy Nuclear

- Power uprates
- Service revenue
- Contract and market pricing



Uprates
Service Revenue
Pricing
5-6%
2-3%
04E
05E

*Utility estimates are based on retail adjusted gross margin

Expiring Contracts Create an Opportunity for Nuclear Revenue Growth

ENI Contract Portfolio
By Contract Origination Date
As of 2Q03



100%
98%
39%
35%
28%
03 Contracts
Contracts through 02
At Purchase
03E
04E
05E
06E
07E

ENI has contracted 2004 capacity (98% sold) and made progress in contracting 2005 (39% vs. 27% as of December 2002)

Indian Point Pricing
Original Contract vs. Market
As of 2Q03



$/MWh
44
42
40
38
36
34
Market Price Range
Original PPAs
03E
04E
05E
06E
07E

Indian Point forward prices are generally higher than contract prices, creating opportunity for ENI revenue growth

Entergy Nuclear Will Improve Productivity and Reduce Costs

Average Production Cost
$/MWh Generated



23%
26
20
Southern Fleet in 02 = 15
Before ETR Ownership
04E

Entergy Nuclear Workforce
# of employees



12%
3,690
3,240
2Q03
04E

Projected Cost Savings From Productivity Improvements
03E –06E; $M



25
30
35
10
100
03E
04E
05E
06E
Total

The Utility Will Also Benefit From Productivity Improvements

Total Non-Fuel O&M Expense vs. Peers
01; $/MWh


70
60
50
40
30
20
10
0
ETR
Median

Projected Cost Savings From Productivity Improvements
04E – 06E; $M


45
45
04E
05E
06E
Total

Strong Cash Flow Will Maintain Financial Flexibility

Operating Cash Flow
98 – 05E; $B



$2.1B average annually*
1.8
1.4
2.0
2.2
2.2
98
99
00
01
02
03E
04E
05E

Net Debt to Net Capital
98 – 05E; %



60
50
40
30
20
10
0
Target
Projected Range
98
99
00
01
02
03E
04E
05E

Cash Flow Interest Coverage Ratio
98 – 05E; # Times



7
6
5
4
3
2
1
0
Target
Projected Range
98
99
00
01
02
03E
04E
05E

* Consistent with published estimates

Ample Cash Will Be Available for Reinvestment

Projected Liquidity*
2Q03-05E; $B


Available for Investment, Debt Retirement, Dividends
1.1
1.3
5.7
(3.0)
(1.0)
(0.8)
3.3
Beg. Cash
Net Debt Financing
Adj. Op. Cash Flow**
Capital Investment
Dividends
Target Liquidity
End Cash

** Consistent with published estimates*
*** Adj. OCF equals OCF minus fuel expenditures at Entergy Nuclear minus decommissioning fund investment*

Entergy's Ultimate Goal: Continue to Outperform

ETR Total Shareholder Return
5/28/98-8/15/03, %



175
150
125
100
75
50
25
0
-25
-50
168%
ETR
S&P Electrics
S&P 500
2Q 98
4Q 98
3Q 99
2Q 00
1Q 01
4Q 01
3Q 02
2Q 03

Total Shareholder Return vs. S&P Electrics
5/28/98-8/15/03, %



200
150
100
50
0
-50
-100
ETR
Median

Entergy will continue to achieve top-quartile total shareholder return by growing earnings at a top-quartile rate and consistently raising its dividend

Source: Bloomberg, Compustat

Entergy – Delivering Value Through Performance

- Flexible strategy – analytically-derived POV – strong asset base
- Track record of industry-leading financial results
- Decisive, disciplined management
- Proven operational excellence
- Goals aimed at top-quartile shareholder returns
  - Earnings and dividend growth
  - Strong balance sheet and ample liquidity

Lehman Brothers Energy/Power Conference

C. John Wilder

Chief Financial Officer

September 3, 2002

Entergy